EXHIBIT 23.1


                          INDEPENDENT AUDITOR'S CONSENT



The Board of Directors
Rimage Corporation:


       We consent to the use of our report incorporated herein by reference and to the reference to our firm under the heading "Experts" in the prospectus.




                                               /s/ KPMG Peat Marwick LLP
                                               KPMG Peat Marwick LLP



Minneapolis, Minnesota
June 15, 1998